UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 17, 2015

NUGENE INTERNATIONAL , INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

333-192997	46-3999052
(Commission File Number)	(IRS Employer Identification No.)

17912 Cowan, Irvine, CA 92614
(Address of Principal Executive Offices)

(714) 641-2640
(Registrant's Telephone Number, Including Area Code)

720 Paularino Avenue Costa Mesa, CA 92626
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 17, 2015, through our wholly owned subsidiary, NuGene BioPharma, Inc., (“BioPharma”) we entered into an Intellectual Property Asset Purchase Agreement (“IP Agreement”) with Dr. H.R. Christopher O'Brien, PharmD, an individual, thereby acquiring all of the rights, title and interest in and to SkinGuardian, an FDA-approved (monographed) skin protectant, antiseptic, and moisturizing lotion, including but not limited to (i) Patent (Pub. No.: US 2009/0105195), (ii) the Trademark (Registration No.: 85082446); (iii) all formulae and derivatives; (iv) FSA work product, clinical trial data, etc.; (v) the goodwill; and (vi) any and all other rights, title, and interest in and to the SkinGuardian™ product (collectively, the “Intellectual Property”) and Intellectual Property Rights, free and clear of any liabilities, claims, liens or encumbrances.

As consideration for the purchase of the Intellectual Property, including the tangible and intangible assets primarily used or associated with the Intellectual Property, the Company has agreed to issue 250,000 shares of common stock to Mr. O’Brien. The common stock is exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and includes a lock-up agreement whereby those shares may not be sold for a period of 18 months following the closing of the IP Agreement. In addition, BioPharma agreed to pay Dr. O’Brien $5,000 towards his expenses related to the IP Agreement.

In accordance with the terms of the IP Agreement, Dr. O’Brien assigned all rights, title and interest to the Intellectual Property to BioPharma on March 17, 2015.

A copy of the IP Agreement is attached as Exhibit 1.1 and is incorporated herein by reference. The foregoing description of the IP Agreement is not complete and is qualified in its entirety by reference to Exhibit 1.1.

Item 8.01.      Other Events.

On March 17, 2015, we issued a press release announcing the acquisition of the Intellectual Property described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

1.1	Intellectual Property Asset Purchase Agreement dated March 17, 2015, by and between Christopher O’Brien and NuGene BioPharma, Inc.

99.1	Press release dated March 17, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date March 23, 2015

NuGene International, Inc, (formerly Bling Marketing Inc.)

/s/ M. Ali Kharazmi

By: M. Ali Kharazmi

Chief Executive Officer